                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

           Van Kampen American Capital Global Managed Assets Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

           Van Kampen American Capital World Portfolio Series Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

              Van Kampen American Capital Life Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

February 5, 1996

Dear Van Kampen American Capital Shareholder:

     Your vote is important and your participation in the affairs of your Fund(s) does make a difference.

     The attached proxy statement seeks shareholder approval of a new investment sub-advisory agreement between Van Kampen American Capital Asset Management, Inc. and John Govett & Co. Limited. The proxy statement contains detailed information about the new agreement, and the Fund's Board recommends that you read the proxy statement carefully. It is important to note that the new agreement does not provide for any changes in your Fund's advisory fees, investment objectives or policies.

     The new agreement is necessary because of the sale of John Govett & Co. Limited, the investment sub-adviser to your Fund, to John Govett Holdings Limited, an indirect subsidiary of Allied Irish Banks p.l.c.


     The proposal has been unanimously approved by the Board of Trustees of the Fund, who recommend you vote "FOR" the new agreement. We look forward to your response.


     PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    Sincerely,

                                       /s/ DON G. POWELL
                                    ----------------------------
                                           DON G. POWELL
                                        Chief Executive Officer

   ENCLOSED IS A SEPARATE PROXY CARD FOR EACH FUND IN WHICH YOU ARE INVESTED.
                 PLEASE SIGN AND RETURN ALL PROXY CARDS IN THE
                     ENCLOSED ENVELOPE. EVERY VOTE COUNTS!

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q. Why am I receiving this proxy solicitation?

A. John Govett Holdings Limited, an affiliate of Allied Irish Banks p.l.c., acquired John Govett & Co. Limited, the investment sub-adviser to your Fund. The sale changes the ownership of your investment sub-adviser. Federal securities laws require a vote by Fund shareholders on the Fund's investment sub-advisory agreement when such a change in ownership occurs. Please read the proxy statement carefully.

Q. How will this affect my account?

A. No changes in your Fund's advisory fees, investment objectives or policies are provided for in the new investment sub-advisory agreement. In addition, John Govett & Co. Limited and John Govett Holdings Limited have assured the Board of Trustees of your Fund that you will continue to receive the same high quality advisory services.

Q. What does John Govett & Co. Limited do for my Fund?

A. John Govett reviews the non-U.S. investments of your Fund, furnishes investment advice in securities traded in non-U.S. countries and furnishes economic, statistical and research information, including advice on allocation of investments among non-U.S. countries.

Q. Why do I need to vote?

A. Your vote is needed to ensure that a quorum of shareholders is represented at the shareholders meeting, so that the proposal can be acted upon. We encourage all shareholders to participate in the affairs of their Fund.

Q. Has my Fund's Board of Trustees approved the new investment sub-advisory agreement?


A. Yes. The Board has unanimously approved the new investment sub-advisory agreement and recommends that shareholders vote "FOR" the proposal.


Q. Who is paying for the proxy solicitation and shareholder meeting?


A. John Govett Holdings Limited is paying all costs of the proxy solicitation and shareholder meeting, not shareholders of the Fund.


Q. What if I have other questions?

A. We will be pleased to answer your question about this proxy solicitation. Please call us at (800) 421-5666 or, for Telecommunications Device For the Deaf,
(800) 772-8889, between 7 a.m. and 7 p.m. Central time Monday through Friday.

                       VAN KAMPEN AMERICAN CAPITAL GLOBAL

                              MANAGED ASSETS FUND
                  VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT
                        TRUST, ON BEHALF OF ITS SERIES:
                               GLOBAL EQUITY FUND
   VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST, ON BEHALF OF ITS
                                    SERIES:
                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND
               VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT FUND
                         ------------------------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         ------------------------------

                           TO BE HELD MARCH 14, 1996

To the Shareholders of the Funds listed below:

     Notice is hereby given to the holders of shares of beneficial interest, as the case may be (collectively, the "Shares") of, Van Kampen American Capital Global Managed Assets Fund, the Global Equity Fund, which is a separate series of Van Kampen American Capital Life Investment Trust, and Van Kampen American Capital Global Equity Fund and Van Kampen American Capital Global Government Fund, each of which is a separate series of Van Kampen American Capital World Portfolio Series Trust (each a "Fund" and collectively, the "Funds"), that a Joint Special Meeting of the Shareholders of the Funds (the "Meeting") will be held in the Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056, on Thursday, March 14, 1996, at 2:00 p.m., for the following purposes:

          1. With respect to each Fund, to approve a new investment sub-advisory agreement between Van Kampen American Capital Asset Management, Inc., the investment adviser to each Fund, and John Govett & Co. Limited, the investment sub-adviser to each Fund.

          2. To transact such other business as may properly come before the Meeting.

     Holders of record of the Shares of each Fund at the close of business on January 26, 1996 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Boards of Trustees


                                         /s/ RONALD A. NYBERG
                                    ----------------------------------
                                            RONALD A. NYBERG
                                      Vice President and Secretary

February 5, 1996

     EACH OF THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL, BY CALLING (800) 421-5666 OR BY WRITING TO THE FUNDS, 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

     SHAREHOLDERS OF EACH OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN IT, AND RETURN SUCH CARD(S) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

     MANAGEMENT OF EACH RESPECTIVE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

          - FOR APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                         ------------------------------


                                PROXY STATEMENT
                         ------------------------------

                       VAN KAMPEN AMERICAN CAPITAL GLOBAL
                              MANAGED ASSETS FUND
                  VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT
                        TRUST, ON BEHALF OF ITS SERIES:
                               GLOBAL EQUITY FUND
               VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES
                        TRUST, ON BEHALF OF ITS SERIES:
                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND
               VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT FUND

                            JOINT SPECIAL MEETING OF
                                  SHAREHOLDERS

                                 MARCH 14, 1996

     This Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (each a "Board" and collectively, the "Boards"), of each of Van Kampen American Global Managed Assets Fund ("Global Managed"), the Global Equity Fund, which is a separate series of Van Kampen American Capital Life Investment Trust ("LIT Global Equity"), and Van Kampen American Capital Global Equity Fund ("Global Equity") and Van Kampen American Capital Global Government Fund ("Global Government"), each of which is a separate series of Van Kampen American Capital World Portfolio Series Trust (each a "Fund" and collectively, the "Funds") of proxies to be voted at the Joint Special Meeting of Shareholders (the "Meeting") of the Funds to be held in the Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056, on March 14, 1996 at 2:00 p.m. and at any adjournments thereof, for the purpose set forth in the accompanying Notice of Joint Special Meeting of Shareholders.

     The Meeting is scheduled as a joint meeting of the respective Shareholders of the Funds because the Shareholders of each of the Funds are expected to consider and vote on similar matters. The Boards have determined that the use of a joint proxy statement for the Meeting is in the best interest of each of the Fund's Shareholders. In the event that any Shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

     The Shareholders of each Fund will vote separately on Proposal No. 1 relating to their respective Fund, and an unfavorable vote on such Proposal by the Shareholders of one Fund will not affect the implementation of such

Proposal by another Fund if the Proposal is approved by the Shareholders of that Fund. As to each Fund voting thereon, Proposal No. 1 must be approved by the lesser of (i) a majority of the outstanding shares of such Fund or (ii) 67% of the shares of such Fund present at the Meeting if a majority of the outstanding shares of such Fund is present in person or by proxy (a "Majority Vote").

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes. Unless instructions to the contrary are marked, Shares represented by a proxy will be voted "FOR" Proposal No. 1 as to which it is entitled to vote.

     Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

     The Boards know of no business other than that mentioned in Proposal No. 1 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A vote may be taken on the Proposal in this Proxy Statement for a Fund prior to any adjournment if sufficient votes have been received for approval.

     Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile, telegraph or personal interviews conducted by officers, directors and regular and temporary employees of each of the Funds, Van Kampen American Capital Asset Management, Inc. ("VKAC Management"), ACCESS Investor Services, Inc. (the "Transfer Agent") and Applied Mailing Systems, Inc., a proxy solicitation firm that has been engaged to assist in proxy solicitation at an estimated cost of approximately $95,895 for Global Managed, Global Equity and Global Government.

     The cost of soliciting proxies, including the fees of Applied Mailing Systems, Inc., and all expenses incurred by the Funds relating to the Meeting, relating to the meeting of the Boards on December 19, 1995, at which Proposal No. 1 described in this Proxy Statement was considered, all fees and expenses of counsel to the Funds, all fees and expenses of counsel to VKAC Management relating to receipt of the requested exemptive relief (as described herein), and all other expenses relating to the Sale incurred by the Funds (as defined below in Proposal No. 1) will be borne by John Govett Holdings Limited, the new parent company of John Govett & Co. Limited ("John Govett"), the Fund's investment sub-adviser, and not by each Fund. John Govett Holdings Limited will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.



     The Boards have fixed the close of business on January 26, 1996, as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of each Fund on the Record Date will be entitled to one vote with respect to Proposal No. 1 for each Share held, with no cumulative voting rights.


     The following summarizes the proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                          PROPOSAL                       AFFECTED FUNDS
      -------------------------------------------------  ---------------
1.    Approval of New Investment Sub-Advisory Agreement     Each Fund

     EACH OF THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL BY CALLING (800) 421-5666 OR BY WRITING TO THE FUNDS, 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

     At the close of business on January 26, 1996, each Fund had outstanding the number of Shares set forth below:


                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    TOTAL SHARES
   NAME OF FUND      OUTSTANDING       OUTSTANDING       OUTSTANDING      OUTSTANDING
------------------  --------------    --------------    --------------    ------------
VKAC Global
  Managed
  Assets..........    1,535,062            804,240          193,801         2,533,103
VKAC LIT Global
  Equity(1).......           --                 --               --           234,588
VKAC Global
  Equity..........    6,780,514          6,228,015          595,833        13,604,362
VKAC Global
  Government......    5,138,877         12,837,890        1,491,468        19,468,235


---------------

(1) Shares of this Fund are not classified.


     The persons who owned beneficially more than 5% of any class of any Fund's outstanding Shares as of January 26, 1996, to the knowledge of management of the Funds, are set forth at Appendix A hereto.


     The enclosed proxy or proxies and this Proxy Statement are first being mailed to Shareholders on or about February 5, 1996.

                                  INTRODUCTION

     The Meeting is being called for the purpose of approving a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") between VKAC Management, 2800 Post Oak Boulevard, Houston, Texas 77056, the investment adviser to each Fund, and John Govett, Shackleton House, 4 Battle Bridge Lane, London SE1 2HR, England, the investment sub-adviser to each Fund. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the former investment sub-advisory agreement (the "Old Sub-Advisory Agreement") provides for the automatic termination of the Old Sub-Advisory Agreement in the event of its "assignment". Under the 1940 Act, a change in control is an "assignment". On December 7, 1995, London Pacific Group Limited (formerly named Govett & Company Limited), John Govett's former parent company, entered into a sale and purchase agreement (the "Sale Agreement") with John Govett Holdings Limited, an affiliate of Allied Irish Banks p.l.c. ("AIB"), pursuant to which John Govett Holdings Limited would acquire John Govett and certain of its affiliates (the "Sale"). The closing of the Sale occurred on December 29, 1995. As a result of the Sale, John Govett became an indirect subsidiary of AIB.

     Completion of the Sale on December 29, 1995 constituted an "assignment" of the Old Sub-Advisory Agreement, and thus automatically terminated that agreement. As described herein, the Funds have requested exemptive relief from the Securities and Exchange Commission (the "Com-mission") to permit the implementation on behalf of each Fund, prior to obtaining shareholder approval, of the New Sub-Advisory Agreement between VKAC Management and John Govett for a period of up to 120 days beginning on the date of the Sale and continuing through the date the New Sub-Advisory Agreement is approved or disapproved by the Shareholders of the Funds (the "Interim Period"). During the Interim Period, fees payable by VKAC Management to John Govett for sub-advisory services are being paid into interest-bearing escrow accounts. The Board of each Fund has determined to recommend to the Shareholders, that John Govett continue to provide services to each Fund. Accordingly, the Board has unanimously approved the New Sub-Advisory Agreement, subject to Shareholder approval.


     The terms and conditions of each New Sub-Advisory Agreement are identical in all respects to those of the Old Sub-Advisory Agreement, except for the effective and termination dates and the fee escrow provisions. The New Sub-Advisory Agreement does not contemplate any changes in the nature of services provided by John Govett, or the compensation to be paid by VKAC Management to John Govett for its services. VKAC Management will continue to serve as investment adviser to each Fund pursuant to the present investment advisory agreement (the "Present Advisory Agreement").

                                 PROPOSAL NO. 1

                         TO APPROVE THE NEW INVESTMENT
                   SUB-ADVISORY AGREEMENT BETWEEN VAN KAMPEN
                  AMERICAN CAPITAL ASSET MANAGEMENT, INC. AND
                           JOHN GOVETT & CO. LIMITED


     On December 19, 1995, the Board of each Fund met and discussed the Sale, its possible effects on the Funds and related matters and approved each New Sub-Advisory Agreement between VKAC Management and John Govett. On January 26, 1996, the Boards, including a majority of the trustees who are not interested persons of each Fund as defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees"), reviewed and unanimously approved the terms of each New Sub-Advisory Agreement and authorized its submission to Shareholders for their approval. The New Sub-Advisory Agreement on behalf of each Fund appear as Exhibits B through E to this Proxy Statement.


THE SALE

     The closing of the Sale occurred on December 29, 1995. Pursuant to the Sale Agreement, John Govett Holdings Limited, an indirect, newly-formed majority-owned subsidiary of AIB, acquired all of the outstanding capital shares of John Govett for L50 million. John Govett Holdings Limited has represented that it does not intend to make any significant changes in the way John Govett conducts its business. The investment advisory services that John Govett currently provides to the Funds are expected to continue essentially unchanged.

     John Govett has informed each Fund that it intends to comply with Section 15(f) of the 1940 Act, which provides that an investment adviser (or sub-adviser) or any of its affiliated persons may receive an amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in any assignment of an investment advisory agreement (or investment sub-advisory agreement) with a registered investment company if two conditions are satisfied. The first condition to the availability of the "safe harbor" created by Section 15(f) is that an "unfair burden" not be imposed on the investment company for which the adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser) or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory and other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Sale. London Pacific Group Limited and John Govett Holdings Limited have agreed in the Sale Agreement to, and have each represented to the Boards that, they will use their best efforts to ensure that the Sale will not cause the imposition of an unfair burden on any of the Funds.


     The second condition of Section 15(f) is that during the three-year period immediately following a transaction of the type described in Section 15(f), at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser (or in this case, the sub-adviser). The Funds' Boards presently consists of 12 Trustees, none of whom are or will be interested persons of John Govett after the Sale.


     VKAC Management, Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"), the distributor of the Funds' shares and the Transfer Agent, and John Govett and certain of its affiliates entered into a Master Agreement under which the parties agreed to share equally in all revenues received from the Funds and from John Govett's United States mutual funds for which John Govett serves as investment adviser and VKAC

Distributors serves as distributor. These arrangements are not expected to change as a result of the Sale.

     VKAC Distributors is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

THE PRESENT INVESTMENT ADVISORY AGREEMENT

     VKAC Management serves as the investment adviser to each Fund and is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and over $55 billion under management or supervision. Van Kampen American Capital's 67 open-end and 38 closed-end funds and more than 3,000 unit investment trusts are professionally distributed by leading financial advisers nationwide.

     Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Funds own or would own five percent or more of the common stock of VK/AC Holding, Inc.

     The Sale will have no effect on the Present Investment Advisory Agreement between VKAC Management, which is not affiliated with any of the parties to the Sale Agreement, and each Fund. VKAC Management will continue to serve as investment adviser to each Fund pursuant to the Present Investment Advisory Agreement and will continue to receive fees payable to it by each Fund at the rate provided for in each respective agreement.

THE OLD AND NEW SUB-ADVISORY AGREEMENT


     Pursuant to the Old Sub-Advisory Agreement for each Fund, the Fund's investment adviser, VKAC Management, contracts with John Govett for sub-advisory services. The Old Sub-Advisory Agreement for Global Managed is dated August 5, 1995. The Old Sub-Advisory Agreement for Global Equity and Global Government, respectively, are each dated August 31, 1995; and the Old Sub-Advisory Agreement for LIT Global Equity is dated September 16, 1995. The Old Sub-Advisory Agreements for Global Equity, Global Government and Global Managed were most recently approved by Shareholders of each Fund on December 16, 1994, and each was submitted to Shareholders for approval of a new investment sub-advisory agreement with John Govett. The Old Sub-Advisory Agreement with respect to LIT Global Equity was approved by the initial shareholder of the Fund on June 30, 1995.



     On January 26, 1996, each Board unanimously approved the New Sub-Advisory Agreement between VKAC Management and John Govett on behalf of each respective Fund. Each Board recommends that the Shareholders approve the New Sub-Advisory Agreement.


     Under both the Old Sub-Advisory Agreement and the New Sub-Advisory Agreement, and subject to the overall policies, control, direction and review of the Boards, John Govett (i) reviews the non-U.S. investments of the Funds; (ii) continuously furnishes to VKAC Management investment advice for investments in securities for which the principal trading markets are in non-U.S. countries, and (iii) furnishes economic, statistical and research information, including advice on the allocation of investments among countries relating generally to securities issued outside of the United States and Canada.

     Under the Old Sub-Advisory Agreement and the New Sub-Advisory Agreement, VKAC Management pays John Govett, as compensation for the services rendered a monthly fee at the annual rate of 50% of the compensation received by VKAC Management. Each of Global Managed, LIT Global Equity and Global Equity, pays to VKAC Management as compensation for the services rendered a monthly fee at the annual rate of 1.00% of each Fund's average daily net assets. With respect to Global Government, the Fund pays to VKAC Management as compensation for the services rendered a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets.

     For the fiscal year ended December 31, 1995, VKAC Management paid John Govett $116,171 for services provided to Global Managed pursuant to the Old Sub-Advisory Agreement. For the period December 21, 1994 (the date John Govett commenced serving as sub-adviser) through May 31, 1995, VKAC Management paid John Govett $285,238 and $322,429 for services to Global Equity and Global Government, respectively, pursuant to the Old Sub-Advisory Agreements. As a result of expense limitations no advisory fee was paid to VKAC Management or John Govett with respect to LIT Global Equity since the Fund commenced operations on July 3, 1995.


     Each Fund, VKAC Management, John Govett and John Govett Holdings Limited have filed an application (the "Application") with the Commission requesting an order of the Commission which would permit John Govett to act as investment sub-adviser to each Fund prior to approval by the Shareholders of the Funds of the New Sub-Advisory Agreements and to permit John Govett to receive from each Fund all fees earned under the New Sub-Advisory Agreement during the Interim Period if and to the extent the New Sub-Advisory Agreements are approved by the Shareholders of the respective Funds. In addition, exemptive relief was requested that would permit John Govett to provide sub-advisory services to the Funds prior to the in-person Board meetings in January 1996.


     As a condition to the requested exemptive relief, the Funds have undertaken in the Application that (i) advisory compensation payable to John Govett during the Interim Period would be paid into interest-bearing escrow accounts maintained by the escrow agent and (ii) the amounts in the escrow accounts (including interest earned on fees paid) would be paid to John Govett on behalf of a Fund only upon approval by the Independent Trustees at in-person meetings and the Funds' Shareholders of the New Sub-Advisory Agreement or, in the absence of such approval, returned to such Fund. The escrow agent would release the monies in each account, only upon receipt of a certificate of an officer of the Fund stating, in the case where the monies are to be delivered to John Govett, that the New Sub-Advisory Agreements have received the requisite Independent Trustee and shareholder votes or, in the case where the monies are to be returned to the Funds, that the Interim Period has ended. In addition, the Application contains representations that John Govett will take all appropriate steps so that the scope and quality of their advisory services provided to the Funds during the Interim Period will be at least equivalent to the scope and quality of the services previously provided; and that, in the event of any material change in the personnel providing services pursuant to the New Sub-Advisory Agreement during the Interim Period, the Funds' Boards will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.

     Although the Funds believe that the Commission will grant exemptive relief requested on the conditions stated above, there is no assurance that the Commission will do so, even if Proposal No. 1 is approved by Shareholders at the Meeting. In such an event, the Funds would consider what action would be appropriate to take in light of the Commission's response to the Application.

     The Boards concluded that payment of the sub-advisory fees under the New Sub-Advisory Agreements during the Interim Period would be appropriate and fair considering that (i) the fee would be paid at the same rate as was previously in effect under the Old Sub-Advisory Agreement and services would be provided in the same manner, (ii) obtaining shareholder approval prior to consummation if the Sale Agreement was not possible due to a short period of time between the execution of the Sale Agreement and the closing of the Sale, and (iii) the non-payment of advisory fees during the Interim Period would be an unduly harsh result in view of the services provided to the Funds under the New Sub-Advisory Agreement.



     The Old Sub-Advisory Agreement and the New Sub-Advisory Agreement, if approved by Shareholders of the respective Fund, will continue in effect through April 30, 1997 and will continue from year to year thereafter, but only so long as such continuance is approved at least annually by (a) the vote of a majority of the applicable Fund's Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) a vote of a majority of such Fund's Board or a Majority Vote of the outstanding voting securities. Each Old Sub-Advisory Agreement and New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by (i) such Fund's Board upon 60 days prior written notice, (ii) a Majority Vote of such Fund's outstanding voting securities upon 60 days prior written notice, or (iii) by either party upon 60 days prior written notice. Each New Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act) and shall automatically terminate in the event of the termination of the Present Advisory Agreement.


INFORMATION ABOUT JOHN GOVETT & CO. LIMITED

     John Govett is a United Kingdom-based investment management company whose investment management activities originated in the 1920's. John Govett was incorporated in London, England, in 1955, and from 1986 to December 29, 1995 was a wholly-owned subsidiary of London Pacific Group Limited, a Jersey, Channel Islands corporation whose ordinary shares are listed on the London Stock Exchange and NASDAQ.

     The principal executive officers of John Govett and their principal occupations are listed below. The business address of these persons and of John Govett is Shackleton House, 4 Battle Bridge Lane, London, UK SE1 2HR. John Govett is registered under the Investment Advisers Act of 1940.


                                 POSITION WITH JOHN GOVETT AND
       NAME AND ADDRESS               PRINCIPAL OCCUPATION
------------------------------ ----------------------------------
Kevin J. T. Pakenham.......... Co-Chairman, Chief Executive
                               Officer and Director
Charles A. Fowler............. Co-Chairman and Director
Peter S.L. Pejacsevich........ Chief Investment Officer and
                               Director
Brian M. Lee.................. Managing Director of Operations
                               and Director

     John Govett acts as investment adviser or investment sub-adviser to certain U.S. mutual funds registered with the Commission that have similar investment objectives to the Funds. Appendix F indicates the size of each investment company advised or sub-advised by John Govett and the advisory fee rate. Average net assets are calculated on a daily basis.

     No officer or Trustee of any of the Funds has purchased or sold any securities, or has had any material interest in, or a material interest in a material transaction with, John Govett or its affiliates since the beginning of each Fund's most recent fiscal year.

INFORMATION ABOUT AIB

     The AIB Group of companies provides a diverse range of banking, financial and related services, principally in Ireland, the United States and the United Kingdom. As of September 30, 1995, AIB Group was the largest Irish banking group in terms of total assets and total deposits. As of September 30, 1995, AIB Group had approximately 321 branches in the Republic of Ireland, where it had more than 20% share of the total market for both Irish pounds loans and deposits.


     As of September 30, 1995, AIB Group operated from 87 branches and outlets in Northern Ireland and was the third largest banking group there with over 20% market share of loans and deposits of clearing banks. AIB Group in Britain provides a full range of banking services through 37 branches and offices. In the U.S., as of September 30, 1995, through its wholly-owned subsidiary, First Maryland Bancorp, the Group operated from over 200 banking facilities principally in Maryland, Pennsylvania, Delaware, and the District of Columbia. On June 30, 1995, AIB Group had assets of $35.8 billion and employed approximately 15,250 people on a full-time equivalent basis.

     AIB, the parent company of the AIB Group and the principal bank within it, is a publicly held bank headquartered in Bankcentre, Ballsbridge, Dublin 4, Ireland. AIB is the sole owner of AIB Group Holdings (U.K.) Limited, Bankcentre-Britain, Uxbridge, Middlesex UB8 1SA, which owns on a fully diluted basis 75% of John Govett Holdings Limited, Shackleton House, 4 Battlebridge Lane, London, U.K. SE1 2HR. The remaining owners of John Govett Holdings Limited are individual members of the management group and Govett Oriental Investment Trust, who own on a fully diluted basis 20% and 5% of John Govett Holdings Limited, respectively. John Govett Holdings Limited is the sole owner of John Govett.


BROKERAGE TRANSACTIONS

     Prior to December 20, 1994, Global Equity placed brokerage transactions with brokers who were considered affiliated persons of VKAC Management's former parent, Travelers Group, Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of VKAC Management. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

     Appendix G contains a schedule of brokerage commissions paid by Global Equity during the fiscal year ended May 31, 1995.

EVALUATION BY THE BOARDS

     On December 19, 1995, the Board, met with representatives of AIB and John Govett and reviewed information regarding the Sale, and the New Sub-Advisory Agreement, its possible effects on each Fund, and related matters.


     In evaluating the New Sub-Advisory Agreement the Boards reviewed materials furnished by AIB and John Govett relevant to their decision. Those materials included information regarding AIB, its respective affiliates and their personnel, operations and financial condition, the terms of the Sale and the possible effects of the Sale on each Fund and their Shareholders. Representatives of AIB and John Govett were available to respond to questions from the Boards. The Boards, including the Independent Trustees, considered among other things, the structure of the Sale of John Govett to John Govett Holdings Limited, including the fact that John Govett would be a separate subsidiary of AIB after the Sale, and the terms of the Sale Agreement, including the representations of both John Govett and AIB with respect to the Funds. The Boards, including Independent Trustees, further considered the level and quality of services provided to the Funds and their shareholders by John Govett, and the lack of any anticipated adverse impact to the Funds as a result of the Sale. The Boards examined the experience of

AIB with respect to management of its own family of offshore open-end funds and assessed AIB's historical performance in the management of those funds. The Boards also considered AIB's reputation, integrity, financial responsibility and stability and AIB's compliance record. It was noted that the advisory fees payable under the New Sub-Advisory Agreement are identical to the fees presently in effect under the Old Sub-Advisory Agreement. The Trustees also focused on the costs associated with the Sale and the representations of AIB that the Funds and their shareholders would not bear such costs. The parties agreement to use their best efforts to assure that no unfair burden would be imposed on the Funds as a result of the Sale was also noted.


     The Boards further considered that each Fund, VKAC Management, John Govett and John Govett Holdings Limited would file the Application with the Commission requesting an order which would permit John Govett to act as investment sub-adviser to each Fund prior to approval by the Shareholders of the Funds of the New Sub-Advisory Agreements and to permit John Govett to receive from each Fund all fees earned under the New Sub-Advisory Agreements during the Interim Period if and to the extent such Agreements are approved by the shareholders of the respective Funds. The Boards also noted that the fees payable to John Govett during the Interim Period would be paid into interest-bearing escrow accounts. Such amounts in the escrow accounts would only be paid to John Govett upon approval by the Independent Trustees at in-person meetings and the Funds' Shareholders of the New Sub-Advisory Agreement or, in the absence of such approval, returned to the respective Fund.



     Based on its review, on January 26, 1996, each Funds' Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and determined to recommend that Shareholders approve the New Sub-Advisory Agreement. Accordingly, after consideration of the above, and such other factors and information as it deemed relevant, each Funds' Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval by Shareholders.


      THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1

     If approved by the Shareholders of each Fund, the New Sub-Advisory Agreement will become effective on such approval. If the New Sub-Advisory Agreement is not approved by Shareholders, the Board immediately will consider other steps to obtain advisory services for the Funds.

                             SHAREHOLDER PROPOSALS

     As a general matter, each Fund does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals for consideration at a meeting of his or her Fund's Shareholders should send such proposals to each Fund at 2800 Post Oak Boulevard, Houston, Texas 77056. Proposals must be received at a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the materials for that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                 OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known are determined properly to come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of the Proposal, unless otherwise directed therein.

                                    By order of the Boards of Trustees

                                          /s/ RONALD A. NYBERG
                                     --------------------------------
                                            RONALD A. NYBERG
                                       Vice President and Secretary

February 5, 1996

                                                                      APPENDIX A

                      BENEFICIAL OWNERS OF MORE THAN 5% OF
                      THE OUTSTANDING SHARES OF EACH FUND


                                                                              AMOUNT
                                                                                AND
                                                                             NATURE OF    PERCENT
                                                   NAME AND ADDRESS OF       BENEFICIAL     OF
        FUND                   CLASS                 BENEFICIAL OWNER        OWNERSHIP    CLASS
---------------------          -----            --------------------------   ---------    ------
VKAC Global Managed              A              Van Kampen American            999,864    65.14%
  Assets Fund                                   Capital Distributors Inc.
                                                7501 Tiffany Springs
                                                Pkway.
                                                Kansas City, MO 64153

VKAC Global Managed              C              Van Kampen American             53,977    27.85%
  Assets Fund                                   Capital Distributors Inc.
                                                7501 Tiffany Springs
                                                Pkway.
                                                Kansas City, MO 64153

VKAC Global Managed              A              Van Kampen American            207,866    13.54%
  Assets Fund                                   Capital Trust Company
                                                2800 Post Oak Blvd.
                                                Houston, TX 77056

VKAC Global Managed              B              Van Kampen American            230,917    28.71%
  Assets Fund                                   Capital Trust Company
                                                2800 Post Oak Blvd.
                                                Houston, TX 77056

VKAC Global Managed              C              Van Kampen American             17,239     8.90%
  Assets Fund                                   Capital Trust Company
                                                2800 Post Oak Blvd.
                                                Houston, TX 77056

VKAC Life Investment             --             Van Kampen American            200,010    85.26%
  Trust -- Global                               Capital Distributors Inc.
  Equity(1)                                     7501 Tiffany Springs
                                                Pkway.
                                                Kansas City, MO 64153

VKAC Life Investment             --             Nationwide Life Insurance       23,159     9.87%
  Trust -- Global                               P.O. Box 182029
  Equity(1)                                     Columbus, OH 43218-2029

VKAC World Portfolio             A              Van Kampen American          1,893,751    27.93%
  Series Trust -- Global                        Capital Trust Company
  Equity Fund                                  2800 Post Oak Blvd.
                                               Houston, TX 77056

VKAC World Portfolio             B              Van Kampen American          1,665,417    26.74%
  Series Trust -- Global                        Capital Trust Company
  Equity Fund                                   2800 Post Oak Blvd.
                                                Houston, TX 77056

VKAC World Portfolio             C              Van Kampen American             60,984    10.24%
  Series Trust -- Global                        Capital Trust Company
  Equity Fund                                   2800 Post Oak Blvd.
                                                Houston, TX 77056

                                                                              AMOUNT
                                                                                AND
                                                                             NATURE OF    PERCENT
                                                   NAME AND ADDRESS OF       BENEFICIAL     OF
        FUND                   CLASS                 BENEFICIAL OWNER        OWNERSHIP    CLASS
---------------------          -----            --------------------------   ---------    ------
VKAC World Portfolio             A              Van Kampen American          1,181,354    22.99%
  Series Trust -- Global                        Capital Trust Company
  Government Fund                               2800 Post Oak Blvd.
                                                Houston, TX 77056

VKAC World Portfolio             B              Van Kampen American          2,117,347    16.49%
  Series Trust -- Global                        Capital Trust Company
  Government Fund                               2800 Post Oak Blvd.
                                                Houston, TX 77056

VKAC World Portfolio             C              Van Kampen American             74,786     5.01%
  Series Trust -- Global                        Capital Trust Company
  Government Fund                               2800 Post Oak Blvd.
                                                Houston, TX 77056


---------------

(1) Shares of this Fund are not classified.

                                                                      APPENDIX B

                   INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
                          VAN KAMPEN AMERICAN CAPITAL
                             ASSET MANAGEMENT, INC.
                                      AND
                           JOHN GOVETT & CO. LIMITED

     THIS AGREEMENT is made as of this      day of           , 199 by and
between JOHN GOVETT & CO. LIMITED ("JOHN GOVETT") of Shackleton House, 4 Battle Bridge Lane, London SE1 2HR, England, and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("VKAC") of 2800 Post Oak Boulevard, Houston, Texas 77056.

     WHEREAS, VKAC has heretofore sponsored and acts as Investment Adviser to Van Kampen American Capital Global Managed Assets Fund (the "Fund"); and

     WHEREAS, JOHN GOVETT has available a staff of experienced investment personnel and facilities for providing investment sub-advisory services applicable to that portion of the investment portfolio invested in non-U.S. securities; and

     WHEREAS, VKAC represents that it is a non-private investor with regard to the Investment Management Regulatory Organization Limited ("IMRO") rules.

     WHEREAS, JOHN GOVETT is a member of IMRO, a self-regulating organization recognized under the Financial Services Act 1986 of the United Kingdom and is willing to provide VKAC with investment advisory services on the terms and conditions hereinafter set forth; and

     WHEREAS, VKAC and JOHN GOVETT (jointly referred to as "the Advisers") desire to enter into an agreement for JOHN GOVETT to provide sub-advisory services to the Fund and to VKAC with respect to the Fund's non-U.S. investments.

     NOW THEREFORE it is mutually agreed:

1. INVESTMENT SUB-ADVISORY SERVICES

  1.1 Investment Advice

     (a) Subject to the overall policies, control, direction and review of the Fund's Trustees, JOHN GOVETT shall keep under review the non-U.S. investments of the Fund and continuously furnish to the Fund and to VKAC (1) investment advice primarily for investments in securities for which the principal trading market(s) are in non-U.S. countries; (2) economic, statistical and research information and advice, including advice on the allocation of investments among countries, relating only to such portion of the Fund's assets as the Advisers shall from time to time designate ("Non-U.S. Securities"), generally with respect to securities issued outside the United States and Canada; (3) recommendations as to the voting of proxies solicited by or with respect to Non-U.S. Securities; and (4) an investment program with respect to Non-U.S. Securities and recommendations as to what securities shall be purchased, sold or exchanged, and what portion, if any, of the Non-U.S. Securities shall be held in money market instruments.

     (b) The Advisers are responsible for the allocation of the Fund's assets among the various securities markets of the world. The Advisers will determine at least quarterly the percentage of the assets that shall be allocated to each of the Advisers (the "Asset Allocation"). The Asset Allocation will specify the percentage and nature of the assets of the Fund allocated to each of the Advisers for management on the effective date of the determination and will apply to cash inflows or outflows and income and expense accruals thereafter until such time as the Asset Allocation is redetermined. Each of the Advisers will be responsible for the allocation of assets among the securities markets within the area for which it is responsible. If the Advisers cannot agree on an Asset Allocation, the Trustees shall make the final determination since the Trustees retain in all events the control and management of the business and affairs of the Fund.

     (c) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, JOHN GOVETT shall determine the Non-U.S. Securities to be purchased and sold by the Fund and shall place orders for the purchase, sale or exchange of Non-U.S. Securities for the Fund's accounts with brokers or dealers and to that end JOHN GOVETT is authorized by the Trustees to give instructions to the Custodian and any Sub-Custodian of the Fund as to deliveries of such Non-U.S. Securities, transfers of currencies and payments of cash for the account of the Fund.

     (d) In performing these services, JOHN GOVETT shall adhere to the Fund's investment objectives, restrictions and limitations as contained in its Prospectus, Statement of Additional Information, or Agreement and Declaration of Trust and shall comply with all statutory and regulatory restrictions, limitations and requirements applicable to the activity of the Fund.

     (e) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, JOHN GOVETT shall have executed and performed on behalf of and at the expense of the Fund:

          (i) Purchases, sales, exchanges, conversions, and placement or orders for execution, and

          (ii) Reporting of all transactions to VKAC and to other entities as directed by VKAC or by the Trustees.

     (f) JOHN GOVETT shall provide the Trustees at least quarterly, in advance of the regular meetings of the Trustees, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Trustees. JOHN GOVETT shall also make an investment officer available to attend such meetings of the Trustees as the Trustees may reasonably request.

  1.2 Restriction of JOHN GOVETT's Powers

     (a) JOHN GOVETT shall not commit the Fund to any extent beyond the amount of the cash and securities placed by the Fund under the control of JOHN GOVETT.

     (b) In carrying out its duties hereunder JOHN GOVETT shall comply with all reasonable instruction of the Fund or VKAC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Trustees or by any other person authorized by a resolution of the Trustees provided a certified copy of such resolution has been supplied to JOHN GOVETT.

     (c) All securities, cash, and other assets of the Fund shall be placed and maintained in the care of a member bank of the Federal Reserve System of the United States approved by the Trustees as custodian and one or more "Eligible Foreign Custodians" (as defined in Rule 17f-5 under the Investment Company Act of 1940 (the "1940 Act")) approved by the Trustees as sub-custodians.

     (d) Persons authorized by resolution of the Trustees shall have the right to inspect and copy contracts, notes, vouchers, and copies of entries in books or electronic recording media relating to the Fund's transactions at the registered office of JOHN GOVETT at any time during normal business hours. Such records, in relation to each transaction effected by JOHN GOVETT on behalf of the Fund shall be maintained by JOHN GOVETT for a period of seven years from the date of such transaction.

  1.3 Purchase and Sale of Securities

     In performing the services described above, JOHN GOVETT shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Trustees, JOHN GOVETT may, to the extent authorized by law, cause the Fund to pay a broker or dealer who provides brokerage and research services an amount of commission for effecting the Fund's investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker or dealer. To the extent authorized by law, JOHN GOVETT shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  1.4 Custodian

     JOHN GOVETT shall not act as Custodian for the securities or any other assets of the Fund. All such assets shall be held by the Custodian or Sub-Custodian appointed by the Trustees.

2. DUTIES OF VKAC

  2.1 Provision of Information

     VKAC shall advise JOHN GOVETT from time to time with respect to the Fund of its investment objectives and of any changes or modifications thereto, as well as any specific investment restrictions or limitations by sending to JOHN GOVETT a copy of each registration statement relating to the Fund as filed with the Securities and Exchange Commission. As requested by JOHN GOVETT, VKAC shall furnish such information to JOHN GOVETT as to holdings, purchases, and sales of the securities under its management as will reasonably enable JOHN GOVETT to furnish its investment advice under this Agreement.

  2.2 Compensation to JOHN GOVETT

     The fee for the services provided under this Agreement will be determined as follows:

          (a) Subject to paragraph (c) below, an amount for each month (or such other valuation period as may be mutually agreed upon) equivalent, on an annual basis, to 50% of the compensation actually received by VKAC pursuant to the investment advisory fee schedule set forth in the Investment Advisory Agreement between the Fund and VKAC taking into account any waiver or return to the Fund of any or all of such advisory fee by VKAC (with any such return of fees to be treated as if not actually received). The value of the assets of the Fund shall be computed as of the close of business on the last day of each valuation period for the Fund, using the average of all the daily determinations of the net value of the assets of the Fund.

          (b) The foregoing fee shall be paid in cash by VKAC to JOHN GOVETT within five (5) business days after the last day of the valuation period.

          (c) During an interim period of not more than 120 days beginning on December 29, 1995 and continuing through the date this Agreement is approved by the shareholders of the Fund (the "Interim Period") the portion of the fee received by VKAC from the Fund and otherwise payable to John Govett for services rendered during this Interim Period will be maintained in a interest-bearing escrow account. Amounts in the account will be paid to John Govett only upon approval of this Agreement by vote of a majority of the non-interested Trustees at in-person meetings and by the shareholders and upon receipt of the requested exemptive relief from the Securities and Exchange Commission. The amount in the escrow account will be returned to the Fund if the required approvals are not obtained or if the requested exemptive relief is not granted.

3. MISCELLANEOUS

  3.1 Activities of JOHN GOVETT

     The services of JOHN GOVETT as Sub-Adviser to VKAC under this Agreement are not to be deemed exclusive, JOHN GOVETT and its affiliates being free to render services to others. It is understood that shareholders, trustees, officers and employees of JOHN GOVETT may become interested in the Fund or VKAC as a shareholder, trustee, officer, partner or otherwise.

  3.2 Services to Other Clients

     VKAC acknowledges that JOHN GOVETT may have investment responsibilities, or render investment advice to, or perform other investment advisory services for, other individuals or entities, ("Clients"). Subject to the provisions of this paragraph, VKAC agrees that JOHN GOVETT may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund, provided that JOHN GOVETT acts in good faith, and provided, further, that it is JOHN GOVETT policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Clients, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. VKAC acknowledges that one or more of the Clients may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which may involve the Fund or otherwise. JOHN GOVETT shall have no obligation to acquire for the Fund a position in any investment which any Client may acquire, and VKAC shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Fund or otherwise.

  3.3 Best Efforts

     It is understood and agreed that in furnishing the investment advice and other services as herein provided, JOHN GOVETT shall use its best professional judgment to recommend actions which will provide favorable results for the Fund. JOHN GOVETT shall not be liable to the Fund or to any shareholder of the Fund to any greater degree than VKAC.

  3.4 Indemnity for Taxes

     (a) Notwithstanding any other provision of this Agreement, VKAC shall indemnify and save JOHN GOVETT and each of its affiliates, officers, trustees and employees (each an "Indemnified Party") harmless from, against, for and in respect of all taxes imposed by the United Kingdom on VKAC or the Fund, in relation to the matters contemplated by this Agreement in the event that any such tax is assessed or charged on an Indemnified Party as a branch or agent of VKAC or the Fund.

     (b) VKAC will not be liable under this indemnification provision with respect to any liabilities incurred by reason of an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Fund.

     (c) VKAC will not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified VKAC in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent). In case any such action is brought against the Indemnified Parties, VKAC will be entitled to participate, at its own expense, in the defense thereof. VKAC also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from VKAC to such party of VKAC's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and VKAC will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof.

  3.5 Duration of Agreement

     (a) This Agreement, unless terminated pursuant to paragraph b or c below or
Section 2.2(c), shall continue in effect through April 30, 1997, and thereafter shall continue in effect from year to year, provided its continued applicability is specifically approved at least annually by the Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In addition, such continuation shall be approved by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the 1940 Act.

     (b) This Agreement may be terminated by sixty (60) days written notice by either VKAC or JOHN GOVETT to the other party. The Agreement may also be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Trustees or, by the vote of a majority of the outstanding voting securities of such Fund), on sixty (60) days written notice to both VKAC and JOHN GOVETT. This Agreement shall automatically terminate in the event of the termination of the investment advisory agreement between VKAC and the Fund.

     (c) This Agreement shall terminate in the event of its assignment. The term "assignment" for this purpose shall have the same meaning set forth in Section 2(a)(4) of the 1940 Act.

     (d) Termination shall be without prejudice to the completion of any transactions which JOHN GOVETT shall have committed to on behalf of the Fund prior to the time of termination. JOHN GOVETT shall not effect and the Fund shall not be entitled to instruct JOHN GOVETT to effect any further transactions on behalf of the Fund subsequent to the time termination takes effect.

     (e) This Agreement shall terminate forthwith by notice in writing on the happening of any of the following events:

          (i) If VKAC or JOHN GOVETT shall go into liquidation (except a voluntary liquidation for the purpose of and followed by a bona fide reconstruction or amalgamation upon terms previously approved in writing by the party not in liquidation) or if a receiver or receiver and manager of any of the assets of any of them is appointed; or

          (ii) If either of the parties hereto shall commit any breach of the provisions hereof and shall not have remedied such breach within 30 days after the service of notice by the party not in breach on the other requiring the same to be remedied.

     (f) On the termination of this Agreement and completion of all matters referred to in the foregoing paragraph (d) JOHN GOVETT shall deliver or cause to be delivered to the Fund copies of all documents, records and books of the Fund required to be maintained pursuant to Rules 31a-1 or 31a-2 of the 1940 Act which are in JOHN GOVETT's possession, power or control and which are valid and in force at the date of termination.

  3.6 Notices

     Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and delivered personally or sent by mail or telecopy (with a hard copy to follow),

     If to JOHN GOVETT, to:
          Shackleton House
          4 Battle Bridge Lane
          London SE1 2HR
          England
          attn: The Hon. Kevin Pakenham

     with a copy to:
          Shackleton House
          4 Battle Bridge Lane
          London SE1 2HR
          England

          attn: Colin Kreidewolf


     If to VKAC, to:
          2800 Post Oak Blvd.
          Houston, TX 77056
          telecopy: (713) 993-4300
          attn: Don Powell

     with a copy to:
          2800 Post Oak Blvd.
          Houston, TX 77056
          telecopy: (713) 993-4317
          attn: Nori L. Gabert, Esq.

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be presumed to have been duly given to the party to which it is addressed, on the date three (3) days after mailing, and in the case of delivery by telecopy, on the date the hard copy is received.

  3.7 IMRO Rules

     As a member of IMRO and in light of IMRO Rules, the Sub-Adviser places on record that it regards this Agreement as not necessitating any ancillary agreement with the Fund or VKAC on the grounds that, within meanings of the IMRO Rules (a) the Fund is an open-ended investment company and a business investor,
(b) VKAC is a professional investor and (c) the subject matter of this Agreement is a scheme management activity.

  3.8 Choice of Law

     This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the United States and the State of California.

  3.9 Miscellaneous Provisions

     The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of State of Delaware.

     IN WITNESS WHEREOF, the Agreement has been executed as of the date first above given.

                         JOHN GOVETT & CO. LIMITED
                         By: ______________________
                         Name: ____________________
                         Its: _____________________

                         VAN KAMPEN AMERICAN CAPITAL
                         ASSET MANAGEMENT, INC.
                         By: ______________________
                         Name: ____________________
                         Its: _____________________

                                                                      APPENDIX C

                       INVESTMENT SUB-ADVISORY AGREEMENT
                      BETWEEN VAN KAMPEN AMERICAN CAPITAL
                             ASSET MANAGEMENT, INC.
                                      AND
                           JOHN GOVETT & CO. LIMITED

     THIS AGREEMENT is made as of this      day of           , 199 by and
between JOHN GOVETT & CO. LIMITED ("JOHN GOVETT") of Shackleton House, 4 Battle Bridge Lane, London SE1 2HR, England, and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("VKAC") of 2800 Post Oak Boulevard, Houston, Texas 77056.

     WHEREAS, VKAC has heretofore sponsored and acts as Investment Adviser to Van Kampen American Capital Life Investment Trust (the "Trust") with respect to the Global Equity Fund (the "Fund"); and

     WHEREAS, JOHN GOVETT has available a staff of experienced investment personnel and facilities for providing investment sub-advisory services applicable to that portion of the investment portfolio invested in non-U.S. securities; and

     WHEREAS, VKAC represents that it is a non-private investor with regard to the Investment Management Regulatory Organization Limited ("IMRO") rules.

     WHEREAS, JOHN GOVETT is a member of IMRO, a self-regulating organization recognized under the Financial Services Act 1986 of the United Kingdom and is willing to provide VKAC with investment advisory services on the terms and conditions hereinafter set forth; and

     WHEREAS, VKAC and JOHN GOVETT (jointly referred to as "the Advisers") desire to enter into an agreement for JOHN GOVETT to provide sub-advisory services to the Fund and to VKAC with respect to the Fund's non-U.S. investments.

NOW THEREFORE it is mutually agreed:

1. INVESTMENT SUB-ADVISORY SERVICES

  1.1 Investment Advice

     (a) Subject to the overall policies, control, direction and review of the Fund's Trustees, JOHN GOVETT shall keep under review the non-U.S. investments of the Fund and continuously furnish to the Fund and to VKAC (1) investment advice primarily for investments in securities for which the principal trading market(s) are in non-U.S. countries; (2) economic, statistical and research information and advice, including advice on the allocation of investments among countries, relating only to such portion of the Fund's assets as the Advisers shall from time to time designate ("Non-U.S. Securities"), generally with respect to securities issued outside the United States and Canada; (3) recommendations as to the voting of proxies solicited by or with respect to Non-U.S. Securities; and (4) an investment program with respect to Non-U.S. Securities and recommendations as to what securities shall be purchased, sold or exchanged, and what portion, if any, of the Non-U.S. Securities shall be held in money market instruments.

     (b) The Advisers are responsible for the allocation of the Fund's assets among the various securities markets of the world. The Advisers will determine at least quarterly the percentage of the assets that shall be allocated to each of the Advisers (the "Asset Allocation"). The Asset Allocation will specify the percentage and nature of the assets of the Fund allocated to each of the Advisers for management on the effective date of the determination and will apply to cash inflows or outflows and income and expense accruals thereafter until such time as the Asset Allocation is redetermined. Each of the Advisers will be responsible for the allocation of assets among the securities markets within the area for which it is responsible. If the Advisers cannot agree on an Asset Allocation, the Trustees shall make the final determination since the Trustees retain in all events the control and management of the business and affairs of the Fund.

     (c) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, JOHN GOVETT shall determine the Non-U.S. Securities to be purchased and sold by the Fund and shall place orders for the purchase, sale or exchange of Non-U.S. Securities for the Fund's accounts with brokers or dealers and to that end JOHN GOVETT is authorized by the Trustees to give instructions to the Custodian and any Sub-Custodian of the Fund as to deliveries of such Non-U.S. Securities, transfers of currencies and payments of cash for the account of the Fund.

     (d) In performing these services, JOHN GOVETT shall adhere to the Fund's investment objectives, restrictions and limitations as contained in its Prospectus, Statement of Additional Information, or Agreement and Declaration of Trust and shall comply with all statutory and regulatory restrictions, limitations and requirements applicable to the activity of the Fund.

     (e) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, JOHN GOVETT shall have executed and performed on behalf of and at the expense of the Fund:

          (i) Purchases, sales, exchanges, conversions, and placement or orders for execution, and

          (ii) Reporting of all transactions to VKAC and to other entities as directed by VKAC or by the Trustees.

     (f) JOHN GOVETT shall provide the Trustees at least quarterly, in advance of the regular meetings of the Trustees, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Trustees. JOHN GOVETT shall also make an investment officer available to attend such meetings of the Trustees as the Trustees may reasonably request.

  1.2 Restriction of JOHN GOVETT's Powers

     (a) JOHN GOVETT shall not commit the Fund to any extent beyond the amount of the cash and securities placed by the Fund under the control of JOHN GOVETT.

     (b) In carrying out its duties hereunder JOHN GOVETT shall comply with all reasonable instruction of the Fund or VKAC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Trustees or by any other person authorized by a resolution of the Trustees provided a certified copy of such resolution has been supplied to JOHN GOVETT.

     (c) All securities, cash, and other assets of the Fund shall be placed and maintained in the care of a member bank of the Federal Reserve System of the United States approved by the Trustees as custodian and one or more "Eligible Foreign Custodians" (as defined in Rule 17f-5 under the Investment Company Act of 1940 (the "1940 Act")) approved by the Trustees as sub-custodians.

     (d) Persons authorized by resolution of the Trustees shall have the right to inspect and copy contracts, notes, vouchers, and copies of entries in books or electronic recording media relating to the Fund's transactions at the registered office of JOHN GOVETT at any time during normal business hours. Such records, in relation to each transaction effected by JOHN GOVETT on behalf of the Fund shall be maintained by JOHN GOVETT for a period of seven years from the date of such transaction.

  1.3 Purchase and Sale of Securities

     In performing the services described above, JOHN GOVETT shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Trustees, JOHN GOVETT may, to the extent authorized by law, cause the Fund to pay a broker or dealer who provides brokerage and research services an amount of commission for effecting the Fund's investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker or dealer. To the extent authorized by law, JOHN GOVETT shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  1.4 Custodian

     JOHN GOVETT shall not act as Custodian for the securities or any other assets of the Fund. All such assets shall be held by the Custodian or Sub-Custodian appointed by the Trustees.

2. DUTIES OF VKAC

  2.1 Provision of Information

     VKAC shall advise JOHN GOVETT from time to time with respect to the Fund of its investment objectives and of any changes or modifications thereto, as well as any specific investment restrictions or limitations by sending to JOHN GOVETT a copy of each registration statement relating to the Fund as filed with the Securities and Exchange Commission. As requested by JOHN GOVETT, VKAC shall furnish such information to JOHN GOVETT as to holdings, purchases, and sales of the securities under its management as will reasonably enable JOHN GOVETT to furnish its investment advice under this Agreement.

  2.2 Compensation to JOHN GOVETT

     The fee for the services provided under this Agreement will be determined as follows:

          (a) Subject to paragraph (c) below, an amount for each month (or such other valuation period as may be mutually agreed upon) equivalent, on an annual basis, to 50% of the compensation actually received by VKAC pursuant to the investment advisory fee schedule set forth in the Investment Advisory Agreement between the Fund and VKAC taking into account any waiver or return to the Fund of any or all of such advisory fee by VKAC (with any such return of fees to be treated as if not actually received). The value of the assets of the Fund shall be computed as of the close of business on the last day of each valuation period for the Fund, using the average of all the daily determinations of the net value of the assets of the Fund.

          (b) The foregoing fee shall be paid in cash by VKAC to JOHN GOVETT within five (5) business days after the last day of the valuation period.

          (c) During an interim period of not more than 120 days beginning on December 29, 1995 and continuing through the date this Agreement is approved by the shareholders of the Fund (the "Interim Period") the portion of the fee received by VKAC from the Fund and otherwise payable to John Govett for services rendered during this Interim Period will be maintained in a interest-bearing escrow account. Amounts in the account will be paid to John Govett only upon approval of this Agreement by vote of a majority of the non-interested Trustees at in-person meetings and by the shareholders and upon receipt of the requested exemptive relief from the Securities and Exchange Commission. The amount in the escrow account will be returned to the Fund if the required approvals are not obtained or if the requested exemptive relief is not granted.

3. MISCELLANEOUS

  3.1 Activities of JOHN GOVETT

     The services of JOHN GOVETT as Sub-Adviser to VKAC under this Agreement are not to be deemed exclusive, JOHN GOVETT and its affiliates being free to render services to others. It is understood that shareholders, directors, officers and employees of JOHN GOVETT may become interested in the Fund or VKAC as a shareholder, trustee, officer, partner or otherwise.

  3.2 Services to Other Clients

     VKAC acknowledges that JOHN GOVETT may have investment responsibilities, or render investment advice to, or perform other investment advisory services for, other individuals or entities, ("Clients"). Subject to the provisions of this paragraph, VKAC agrees that JOHN GOVETT may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund, provided that JOHN GOVETT acts in good faith, and provided, further, that it is JOHN GOVETT policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Clients, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. VKAC acknowledges that one or more of the Clients may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which may involve the Fund or otherwise. JOHN GOVETT shall have no obligation to acquire for the Fund a position in any investment which any Client may acquire, and VKAC shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Fund or otherwise.

  3.3 Best Efforts

     It is understood and agreed that in furnishing the investment advice and other services as herein provided, JOHN GOVETT shall use its best professional judgment to recommend actions which will provide favorable results for the Fund. JOHN GOVETT shall not be liable to the Fund or to any shareholder of the Fund to any greater degree than VKAC.

  3.4 Indemnity for Taxes

     (a) Notwithstanding any other provision of this Agreement, VKAC shall indemnify and save JOHN GOVETT and each of its affiliates, officers, directors and employees (each an "Indemnified Party") harmless from, against, for and in respect of all taxes imposed by the United Kingdom on VKAC or the Fund, in relation to the matters contemplated by this Agreement in the event that any such tax is assessed or charged on an Indemnified Party as a branch or agent of VKAC or the Fund.

     (b) VKAC will not be liable under this indemnification provision with respect to any liabilities incurred by reason of an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Fund.

     (c) VKAC will not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified VKAC in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent). In case any such action is brought against the Indemnified Parties, VKAC will be entitled to participate, at its own expense, in the defense thereof. VKAC also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from VKAC to such party of VKAC's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and VKAC will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof.

  3.5 Duration of Agreement

     (a) This Agreement, unless terminated pursuant to paragraph b or c below or
Section 2.2(c), shall continue in effect through April 30, 1997, and thereafter shall continue in effect from year to year, provided its continued applicability is specifically approved at least annually by the Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In addition, such continuation shall be approved by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the 1940 Act.

     (b) This Agreement may be terminated by sixty (60) days written notice by either VKAC or JOHN GOVETT to the other party. The Agreement may also be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Trustees or, by the vote of a majority of the outstanding voting securities of such Fund), on sixty (60) days written notice to both VKAC and JOHN GOVETT. This Agreement shall automatically terminate in the event of the termination of the investment advisory agreement between VKAC and the Fund.

     (c) This Agreement shall terminate in the event of its assignment. The term "assignment" for this purpose shall have the same meaning set forth in Section 2(a)(4) of the 1940 Act.

     (d) Termination shall be without prejudice to the completion of any transactions which JOHN GOVETT shall have committed to on behalf of the Fund prior to the time of termination. JOHN GOVETT shall not effect and the Fund shall not be entitled to instruct JOHN GOVETT to effect any further transactions on behalf of the Fund subsequent to the time termination takes effect.

     (e) This Agreement shall terminate forthwith by notice in writing on the happening of any of the following events:

          (i) If VKAC or JOHN GOVETT shall go into liquidation (except a voluntary liquidation for the purpose of and followed by a bona fide reconstruction or amalgamation upon terms previously approved in writing by the party not in liquidation) or if a receiver or receiver and manager of any of the assets of any of them is appointed; or

          (ii) If either of the parties hereto shall commit any breach of the provisions hereof and shall not have remedied such breach within 30 days after the service of notice by the party not in breach on the other requiring the same to be remedied.

     (f) On the termination of this Agreement and completion of all matters referred to in the foregoing paragraph (d) JOHN GOVETT shall deliver or cause to be delivered to the Fund copies of all documents, records and books of the Fund required to be maintained pursuant to Rules 31a-1 or 31a-2 of the 1940 Act which are in JOHN GOVETT's possession, power or control and which are valid and in force at the date of termination.

  3.6 Notices

     Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and delivered personally or sent by mail or telecopy (with a hard copy to follow),

     If to JOHN GOVETT, to:
          Shackleton House
          4 Battle Bridge Lane
          London SE1 2HR
          England
          attn: The Hon. Kevin Pakenham

     with a copy to:
          Shackleton House
          4 Battle Bridge Lane
          London SE1 2HR
          England

          attn: Colin Kreidewolf


     If to VKAC, to:
          2800 Post Oak Blvd.
          Houston, TX 77056
          telecopy: (713) 993-4300
          attn: Don Powell

     with a copy to:
          2800 Post Oak Blvd.
          Houston, TX 77056
          telecopy: (713) 993-4317
          attn: Nori L. Gabert, Esq.

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be presumed to have been duly given to the party to which it is addressed, on the date three (3) days after mailing, and in the case of delivery by telecopy, on the date the hard copy is received.

  3.7 IMRO Rules

     As a member of IMRO and in light of IMRO Rules, the Sub-Adviser places on record that it regards this Agreement as not necessitating any ancillary agreement with the Fund or VKAC on the grounds that, within meanings of the IMRO Rules (a) the Fund is an open-ended investment company and a business investor,
(b) VKAC is a professional investor and (c) the subject matter of this Agreement is a scheme management activity.

  3.8 Choice of Law

     This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the United States and the State of California.

  3.9 Miscellaneous Provisions

     The execution of this Agreement has been authorized by the Trust's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Trust or the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. A Certificate of Trust in respect of the Trust is on file with the Secretary of State of Delaware.

     IN WITNESS WHEREOF, the Agreement has been executed as of the date first above given.

                         JOHN GOVETT & CO. LIMITED
                         By: ______________________
                         Name: ____________________
                         Its: _____________________

                         VAN KAMPEN AMERICAN CAPITAL
                         ASSET MANAGEMENT, INC.
                         By: ______________________
                         Name: ____________________
                         Its: _____________________

                                                                      APPENDIX D

                       INVESTMENT SUB-ADVISORY AGREEMENT
                      BETWEEN VAN KAMPEN AMERICAN CAPITAL
                             ASSET MANAGEMENT, INC.
                                      AND
                           JOHN GOVETT & CO. LIMITED

     THIS AGREEMENT is made as of this      day of           , 199 by and
between JOHN GOVETT & CO. LIMITED ("JOHN GOVETT") of Shackleton House, 4 Battle Bridge Lane, London SE1 2HR, England, and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("VKAC") of 2800 Post Oak Boulevard, Houston, Texas 77056.

     WHEREAS, VKAC has heretofore sponsored and acts as Investment Adviser to Van Kampen American Capital World Portfolio Series Trust (the "Trust") with respect to -- Van Kampen American Capital Global Equity Fund (the "Fund"); and

     WHEREAS, JOHN GOVETT has available a staff of experienced investment personnel and facilities for providing investment sub-advisory services applicable to that portion of the investment portfolio invested in non-U.S. securities; and

     WHEREAS, VKAC represents that it is a non-private investor with regard to the Investment Management Regulatory Organization Limited ("IMRO") rules.

     WHEREAS, JOHN GOVETT is a member of IMRO, a self-regulating organization recognized under the Financial Services Act 1986 of the United Kingdom and is willing to provide VKAC with investment advisory services on the terms and conditions hereinafter set forth; and

     WHEREAS, VKAC and JOHN GOVETT (jointly referred to as "the Advisers") desire to enter into an agreement for JOHN GOVETT to provide sub-advisory services to the Fund and to VKAC with respect to the Fund's non-U.S. investments.

     NOW THEREFORE it is mutually agreed:

1. INVESTMENT SUB-ADVISORY SERVICES

  1.1 Investment Advice

     (a) Subject to the overall policies, control, direction and review of the Fund's Trustees, JOHN GOVETT shall keep under review the non-U.S. investments of the Fund and continuously furnish to the Fund and to VKAC (1) investment advice primarily for investments in securities for which the principal trading market(s) are in non-U.S. countries; (2) economic, statis-tical and research information and advice, including advice on the allocation of investments among countries, relating only to such portion of the Fund's assets as the Advisers shall from time to time designate ("Non-U.S. Securities"), generally with respect to securities issued outside the United States and Canada; (3) recommendations as to the voting of proxies solicited by or with respect to Non-U.S. Securities; and (4) an investment program with respect to Non-U.S. Securities and recommendations as to what securities shall be purchased, sold or exchanged, and what portion, if any, of the Non-U.S. Securities shall be held in money market instruments.

     (b) The Advisers are responsible for the allocation of the Fund's assets among the various securities markets of the world. The Advisers will determine at least quarterly the percentage of the assets that shall be allocated to each of the Advisers (the "Asset Allocation"). The Asset Allocation will specify the percentage and nature of the assets of the Fund allocated to each of the Advisers for management on the effective date of the determination and will apply to cash inflows or outflows and income and expense accruals thereafter until such time as the Asset Allocation is redetermined. Each of the Advisers will be responsible for the allocation of assets among the securities markets within the area for which it is responsible. If the Advisers cannot agree on an Asset Allocation, the Trustees shall make the final determination since the Trustees retain in all events the control and management of the business and affairs of the Fund.

     (c) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, JOHN GOVETT shall determine the Non-U.S. Securities to be purchased and sold by the Fund and shall place orders for the purchase, sale or exchange of Non-U.S. Securities for the Fund's accounts with brokers or dealers and to that end JOHN GOVETT is authorized by the Trustees to give instructions to the Custodian and any Sub-Custodian of the Fund as to deliveries of such Non-U.S. Securities, transfers of currencies and payments of cash for the account of the Fund.

     (d) In performing these services, JOHN GOVETT shall adhere to the Fund's investment objectives, restrictions and limitations as contained in its Prospectus, Statement of Additional Information, or Agreement and Declaration of Trust and shall comply with all statutory and regulatory restrictions, limitations and requirements applicable to the activity of the Fund.

     (e) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, JOHN GOVETT shall have executed and performed on behalf of and at the expense of the Fund:

          (i) Purchases, sales, exchanges, conversions, and placement or orders for execution, and

          (ii) Reporting of all transactions to VKAC and to other entities as directed by VKAC or by the Trustees.

     (f) JOHN GOVETT shall provide the Trustees at least quarterly, in advance of the regular meetings of the Trustees, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Trustees. JOHN GOVETT shall also make an investment officer available to attend such meetings of the Trustees as the Trustees may reasonably request.

  1.2 Restriction of JOHN GOVETT's Powers

     (a) JOHN GOVETT shall not commit the Fund to any extent beyond the amount of the cash and securities placed by the Fund under the control of JOHN GOVETT.

     (b) In carrying out its duties hereunder JOHN GOVETT shall comply with all reasonable instruction of the Fund or VKAC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Trustees or by any other person authorized by a resolution of the Trustees provided a certified copy of such resolution has been supplied to JOHN GOVETT.

     (c) All securities, cash, and other assets of the Fund shall be placed and maintained in the care of a member bank of the Federal Reserve System of the United States approved by the Trustees as custodian and one or more "Eligible Foreign Custodians" (as defined in Rule 17f-5 under the Investment Company Act of 1940 (the "1940 Act")) approved by the Trustees as sub-custodians.

     (d) Persons authorized by resolution of the Trustees shall have the right to inspect and copy contracts, notes, vouchers, and copies of entries in books or electronic recording media relating to the Fund's transactions at the registered office of JOHN GOVETT at any time during normal business hours. Such records, in relation to each transaction effected by JOHN GOVETT on behalf of the Fund shall be maintained by JOHN GOVETT for a period of seven years from the date of such transaction.

  1.3 Purchase and Sale of Securities

     In performing the services described above, JOHN GOVETT shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Trustees, JOHN GOVETT may, to the extent authorized by law, cause the Fund to pay a broker or dealer who provides brokerage and research services an amount of commission for effecting the Fund's investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker or dealer. To the extent authorized by law, JOHN GOVETT shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  1.4 Custodian

     JOHN GOVETT shall not act as Custodian for the securities or any other assets of the Fund. All such assets shall be held by the Custodian or Sub-Custodian appointed by the Trustees.

2. DUTIES OF VKAC

  2.1 Provision of Information

     VKAC shall advise JOHN GOVETT from time to time with respect to the Fund of its investment objectives and of any changes or modifications thereto, as well as any specific investment restrictions or limitations by sending to JOHN GOVETT a copy of each registration statement relating to the Fund as filed with the Securities and Exchange Commission. As requested by JOHN GOVETT, VKAC shall furnish such information to JOHN GOVETT as to holdings, purchases, and sales of the securities under its management as will reasonably enable JOHN GOVETT to furnish its investment advice under this Agreement.

  2.2 Compensation to JOHN GOVETT

     The fee for the services provided under this Agreement will be determined as follows:

          (a) Subject to paragraph (c) below, an amount for each month (or such other valuation period as may be mutually agreed upon) equivalent, on an annual basis, to 50% of the compensation actually received by VKAC pursuant to the investment advisory fee schedule set forth in the Investment Advisory Agreement between the Fund and VKAC taking into account any waiver or return to the Fund of any or all of such advisory fee by VKAC (with any such return of fees to be treated as if not actually received). The value of the assets of the Fund shall be computed as of the close of business on the last day of each valuation period for the Fund, using the average of all the daily determinations of the net value of the assets of the Fund.

          (b) The foregoing fee shall be paid in cash by VKAC to JOHN GOVETT within five (5) business days after the last day of the valuation period.

          (c) During an interim period of not more than 120 days beginning on December 29, 1995 and continuing through the date this Agreement is approved by the shareholders of the Fund (the "Interim Period") the portion of the fee received by VKAC from the Fund and otherwise payable to John Govett for services rendered during this Interim Period will be maintained in a interest-bearing escrow account. Amounts in the account will be paid to John Govett only upon approval of this Agreement by vote of a majority of the non-interested Trustees at in-person meetings and by the shareholders and upon receipt of the requested exemptive relief from the Securities and Exchange Commission. The amount in the escrow account will be returned to the Fund if the required approvals are not obtained or if the requested exemptive relief is not granted.

3. MISCELLANEOUS

  3.1 Activities of JOHN GOVETT

     The services of JOHN GOVETT as Sub-Adviser to VKAC under this Agreement are not to be deemed exclusive, JOHN GOVETT and its affiliates being free to render services to others. It is understood that shareholders, trustees, officers and employees of JOHN GOVETT may become interested in the Fund or VKAC as a shareholder, trustee, officer, partner or otherwise.

  3.2 Services to Other Clients

     VKAC acknowledges that JOHN GOVETT may have investment responsibilities, or render investment advice to, or perform other investment advisory services for, other individuals or entities, ("Clients"). Subject to the provisions of this paragraph, VKAC agrees that JOHN GOVETT may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund, provided that JOHN GOVETT acts in good faith, and provided, further, that it is JOHN GOVETT policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Clients, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. VKAC acknowledges that one or more of the Clients may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which may involve the Fund or otherwise. JOHN GOVETT shall have no obligation to acquire for the Fund a position in any investment which any Client may acquire, and VKAC shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Fund or otherwise.

  3.3 Best Efforts

     It is understood and agreed that in furnishing the investment advice and other services as herein provided, JOHN GOVETT shall use its best professional judgment to recommend actions which will provide favorable results for the Fund. JOHN GOVETT shall not be liable to the Fund or to any shareholder of the Fund to any greater degree than VKAC.

  3.4 Indemnity for Taxes

     (a) Notwithstanding any other provision of this Agreement, VKAC shall indemnify and save JOHN GOVETT and each of its affiliates, officers, trustees and employees (each an "Indemnified Party") harmless from, against, for and in respect of all taxes imposed by the United Kingdom on VKAC or the Fund, in relation to the matters contemplated by this Agreement in the event that any such tax is assessed or charged on an Indemnified Party as a branch or agent of VKAC or the Fund.

     (b) VKAC will not be liable under this indemnification provision with respect to any liabilities incurred by reason of an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Fund.

     (c) VKAC will not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified VKAC in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent). In case any such action is brought against the Indemnified Parties, VKAC will be entitled to participate, at its own expense, in the defense thereof. VKAC also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from VKAC to such party of VKAC's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and VKAC will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof.

  3.5 Duration of Agreement

     (a) This Agreement, unless terminated pursuant to paragraph b or c below or
Section 2.2(c), shall continue in effect through April 30, 1997, and thereafter shall continue in effect from year to year, provided its continued applicability is specifically approved at least annually by the Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In addition, such continuation shall be approved by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the 1940 Act.

     (b) This Agreement may be terminated by sixty (60) days written notice by either VKAC or JOHN GOVETT to the other party. The Agreement may also be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Trustees or, by the vote of a majority of the outstanding voting securities of such Fund), on sixty (60) days written notice to both VKAC and JOHN GOVETT. This Agreement shall automatically terminate in the event of the termination of the investment advisory agreement between VKAC and the Fund.

     (c) This Agreement shall terminate in the event of its assignment. The term "assignment" for this purpose shall have the same meaning set forth in Section 2(a)(4) of the 1940 Act.

     (d) Termination shall be without prejudice to the completion of any transactions which JOHN GOVETT shall have committed to on behalf of the Fund prior to the time of termination. JOHN GOVETT shall not effect and the Fund shall not be entitled to instruct JOHN GOVETT to effect any further transactions on behalf of the Fund subsequent to the time termination takes effect.

     (e) This Agreement shall terminate forthwith by notice in writing on the happening of any of the following events:

          (i) If VKAC or JOHN GOVETT shall go into liquidation (except a voluntary liquidation for the purpose of and followed by a bona fide reconstruction or amalgamation upon terms previously approved in writing by the party not in liquidation) or if a receiver or receiver and manager of any of the assets of any of them is appointed; or

          (ii) If either of the parties hereto shall commit any breach of the provisions hereof and shall not have remedied such breach within 30 days after the service of notice by the party not in breach on the other requiring the same to be remedied.

     (f) On the termination of this Agreement and completion of all matters referred to in the foregoing paragraph (d) JOHN GOVETT shall deliver or cause to be delivered to the Fund copies of all documents, records and books of the Fund required to be maintained pursuant to Rules 31a-1 or 31a-2 of the 1940 Act which are in JOHN GOVETT's possession, power or control and which are valid and in force at the date of termination.

  3.6 Notices

     Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and delivered personally or sent by mail or telecopy (with a hard copy to follow),

     If to JOHN GOVETT, to:
          Shackleton House
          4 Battle Bridge Lane
          London SE1 2HR
          England
          attn: The Hon. Kevin Pakenham

     with a copy to:
          Shackleton House
          4 Battle Bridge Lane
          London SE1 2HR
          England

          attn: Colin Kreidewolf


     If to VKAC, to:
          2800 Post Oak Blvd.
          Houston, TX 77056
          telecopy: (713) 993-4300
          attn: Don Powell

     with a copy to:
          2800 Post Oak Blvd.
          Houston, TX 77056
          telecopy: (713) 993-4317
          attn: Nori L. Gabert, Esq.

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be presumed to have been duly given to the party to which it is addressed, on the date three (3) days after mailing, and in the case of delivery by telecopy, on the date the hard copy is received.

  3.7 IMRO Rules

     As a member of IMRO and in light of IMRO Rules, the Sub-Adviser places on record that it regards this Agreement as not necessitating any ancillary agreement with the Fund or VKAC on the grounds that, within meanings of the IMRO Rules (a) the Fund is a series of an open-ended investment company and a business investor, (b) VKAC is a professional investor and (c) the subject matter of this Agreement is a scheme management activity.

  3.8 Choice of Law

     This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the United States and the State of California.

  3.9 Miscellaneous Provisions

     The execution of this Agreement has been authorized by the Trust's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Trust or the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. A Certificate of Trust in respect of the Trust is on file with the Secretary of State of Delaware.

     IN WITNESS WHEREOF, the Agreement has been executed as of the date first above given.

                         JOHN GOVETT & CO. LIMITED
                         By: ______________________
                         Name: ____________________
                         Its: _____________________

                         VAN KAMPEN AMERICAN CAPITAL
                         ASSET MANAGEMENT, INC.
                         By: ______________________
                         Name: ____________________
                         Its: _____________________

                                                                      APPENDIX E

                       INVESTMENT SUB-ADVISORY AGREEMENT
                      BETWEEN VAN KAMPEN AMERICAN CAPITAL
                             ASSET MANAGEMENT, INC.
                                      AND
                           JOHN GOVETT & CO. LIMITED

     THIS AGREEMENT is made as of this      day of           , 199 by and
between JOHN GOVETT & CO. LIMITED ("JOHN GOVETT") of Shackleton House, 4 Battle Bridge Lane, London SE1 2HR, England, and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("VKAC") of 2800 Post Oak Boulevard, Houston, Texas 77056.

     WHEREAS, VKAC has heretofore sponsored and acts as Investment Adviser to Van Kampen American Capital World Portfolio Series Trust (the "Trust") with respect to -- Van Kampen American Capital Global Government Securities Fund (the "Fund"); and

     WHEREAS, JOHN GOVETT has available a staff of experienced investment personnel and facilities for providing investment sub-advisory services applicable to that portion of the investment portfolio invested in non-U.S. securities; and

     WHEREAS, VKAC represents that it is a non-private investor with regard to the Investment Management Regulatory Organization Limited ("IMRO") rules.

     WHEREAS, JOHN GOVETT is a member of IMRO, a self-regulating organization recognized under the Financial Services Act 1986 of the United Kingdom and is willing to provide VKAC with investment advisory services on the terms and conditions hereinafter set forth; and

     WHEREAS, VKAC and JOHN GOVETT (jointly referred to as "the Advisers") desire to enter into an agreement for JOHN GOVETT to provide sub-advisory services to the Fund and to VKAC with respect to the Fund's non-U.S. investments.

     NOW THEREFORE it is mutually agreed:

1. INVESTMENT SUB-ADVISORY SERVICES

  1.1 Investment Advice

     (a) Subject to the overall policies, control, direction and review of the Fund's Trustees, JOHN GOVETT shall keep under review the non-U.S. investments of the Fund and continuously furnish to the Fund and to VKAC (1) investment advice primarily for investments in securities for which the principal trading market(s) are in non-U.S. countries; (2) economic, statistical and research information and advice, including advice on the allocation of investments among countries, relating only to such portion of the Fund's assets as the Advisers shall from time to time designate ("Non-U.S. Securities"), generally with respect to securities issued outside the United States and Canada; (3) recommendations as to the voting of proxies solicited by or with respect to Non-U.S. Securities; and (4) an investment program with respect to Non-U.S. Securities and recommendations as to what securities shall be purchased, sold or exchanged, and what portion, if any, of the Non-U.S. Securities shall be held in money market instruments.

     (b) The Advisers are responsible for the allocation of the Fund's assets among the various securities markets of the world. The Advisers will determine at least quarterly the percentage of the assets that shall be allocated to each of the Advisers (the "Asset Allocation"). The Asset Allocation will specify the percentage and nature of the assets of the Fund allocated to each of the Advisers for management on the effective date of the determination and will apply to cash inflows or outflows and income and expense accruals thereafter until such time as the Asset Allocation is redetermined. Each of the Advisers will be responsible for the allocation of assets among the securities markets within the area for which it is responsible. If the Advisers cannot agree on an Asset Allocation, the Trustees shall make the final determination since the Trustees retain in all events the control and management of the business and affairs of the Fund.

     (c) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, JOHN GOVETT shall determine the Non-U.S. Securities to be purchased and sold by the Fund and shall place orders for the purchase, sale or exchange of Non-U.S. Securities for the Fund's accounts with brokers or dealers and to that end JOHN GOVETT is authorized by the Trustees to give instructions to the Custodian and any Sub-Custodian of the Fund as to deliveries of such Non-U.S. Securities, transfers of currencies and payments of cash for the account of the Fund.

     (d) In performing these services, JOHN GOVETT shall adhere to the Fund's investment objectives, restrictions and limitations as contained in its Prospectus, Statement of Additional Information, or Agreement and Declaration of Trust and shall comply with all statutory and regulatory restrictions, limitations and requirements applicable to the activity of the Fund.

     (e) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, JOHN GOVETT shall have executed and performed on behalf of and at the expense of the Fund:

          (i) Purchases, sales, exchanges, conversions, and placement or orders for execution, and

          (ii) Reporting of all transactions to VKAC and to other entities as directed by VKAC or by the Trustees.

     (f) JOHN GOVETT shall provide the Trustees at least quarterly, in advance of the regular meetings of the Trustees, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Trustees. JOHN GOVETT shall also make an investment officer available to attend such meetings of the Trustees as the Trustees may reasonably request.

  1.2 Restriction of JOHN GOVETT's Powers

     (a) JOHN GOVETT shall not commit the Fund to any extent beyond the amount of the cash and securities placed by the Fund under the control of JOHN GOVETT.

     (b) In carrying out its duties hereunder JOHN GOVETT shall comply with all reasonable instruction of the Fund or VKAC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Trustees or by any other person authorized by a resolution of the Trustees provided a certified copy of such resolution has been supplied to JOHN GOVETT.

     (c) All securities, cash, and other assets of the Fund shall be placed and maintained in the care of a member bank of the Federal Reserve System of the United States approved by the Trustees as custodian and one or more "Eligible Foreign Custodians" (as defined in Rule 17f-5 under the Investment Company Act of 1940 (the "1940 Act")) approved by the Trustees as sub-custodians.

     (d) Persons authorized by resolution of the Trustees shall have the right to inspect and copy contracts, notes, vouchers, and copies of entries in books or electronic recording media relating to the Fund's transactions at the registered office of JOHN GOVETT at any time during normal business hours. Such records, in relation to each transaction effected by JOHN GOVETT on behalf of the Fund shall be maintained by JOHN GOVETT for a period of seven years from the date of such transaction.

  1.3 Purchase and Sale of Securities

     In performing the services described above, JOHN GOVETT shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Trustees, JOHN GOVETT may, to the extent authorized by law, cause the Fund to pay a broker or dealer who provides brokerage and research services an amount of commission for effecting the Fund's investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker or dealer. To the extent authorized by law, JOHN GOVETT shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  1.4 Custodian

     JOHN GOVETT shall not act as Custodian for the securities or any other assets of the Fund. All such assets shall be held by the Custodian or Sub-Custodian appointed by the Trustees.

2. DUTIES OF VKAC

  2.1 Provision of Information

     VKAC shall advise JOHN GOVETT from time to time with respect to the Fund of its investment objectives and of any changes or modifications thereto, as well as any specific investment restrictions or limitations by sending to JOHN GOVETT a copy of each registration statement relating to the Fund as filed with the Securities and Exchange Commission. As requested by JOHN GOVETT, VKAC shall furnish such information to JOHN GOVETT as to holdings, purchases, and sales of the securities under its management as will reasonably enable JOHN GOVETT to furnish its investment advice under this Agreement.

  2.2 Compensation to JOHN GOVETT

     The fee for the services provided under this Agreement will be determined as follows:

          (a) Subject to paragraph (c) below, an amount for each month (or such other valuation period as may be mutually agreed upon) equivalent, on an annual basis, to 50% of the compensation actually received by VKAC pursuant to the investment advisory fee schedule set forth in the Investment Advisory Agreement between the Fund and VKAC taking into account any waiver or return to the Fund of any or all of such advisory fee by VKAC (with any such return of fees to be treated as if not actually received). The value of the assets of the Fund shall be computed as of the close of business on the last day of each valuation period for the Fund, using the average of all the daily determinations of the net value of the assets of the Fund.

          (b) The foregoing fee shall be paid in cash by VKAC to JOHN GOVETT within five (5) business days after the last day of the valuation period.

          (c) During an interim period of not more than 120 days beginning on December 29, 1995 and continuing through the date this Agreement is approved by the shareholders of the Fund (the "Interim Period") the portion of the fee received by VKAC from the Fund and otherwise payable to John Govett for services rendered during this Interim Period will be maintained in a interest-bearing escrow account. Amounts in the account will be paid to John Govett only upon approval of this Agreement by vote of a majority of the non-interested Trustees at in-person meetings and by the shareholders and upon receipt of the requested exemptive relief from the Securities and Exchange Commission. The amount in the escrow account will be returned to the Fund if the required approvals are not obtained or if the requested exemptive relief is not granted.

3. MISCELLANEOUS

  3.1 Activities of JOHN GOVETT

     The services of JOHN GOVETT as Sub-Adviser to VKAC under this Agreement are not to be deemed exclusive, JOHN GOVETT and its affiliates being free to render services to others. It is understood that shareholders, trustees, officers and employees of JOHN GOVETT may become interested in the Fund or VKAC as a shareholder, trustee, officer, partner or otherwise.

  3.2 Services to Other Clients

     VKAC acknowledges that JOHN GOVETT may have investment responsibilities, or render investment advice to, or perform other investment advisory services for, other individuals or entities, ("Clients"). Subject to the provisions of this paragraph, VKAC agrees that JOHN GOVETT may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund, provided that JOHN GOVETT acts in good faith, and provided, further, that it is JOHN GOVETT policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Clients, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. VKAC acknowledges that one or more of the Clients may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which may involve the Fund or otherwise. JOHN GOVETT shall have no obligation to acquire for the Fund a position in any investment which any Client may acquire, and VKAC shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Fund or otherwise.

  3.3 Best Efforts

     It is understood and agreed that in furnishing the investment advice and other services as herein provided, JOHN GOVETT shall use its best professional judgment to recommend actions which will provide favorable results for the Fund. JOHN GOVETT shall not be liable to the Fund or to any shareholder of the Fund to any greater degree than VKAC.

  3.4 Indemnity for Taxes

     (a) Notwithstanding any other provision of this Agreement, VKAC shall indemnify and save JOHN GOVETT and each of its affiliates, officers, trustees and employees (each an "Indemnified Party") harmless from, against, for and in respect of all taxes imposed by the United Kingdom on VKAC or the Fund, in relation to the matters contemplated by this Agreement in the event that any such tax is assessed or charged on an Indemnified Party as a branch or agent of VKAC or the Fund.

     (b) VKAC will not be liable under this indemnification provision with respect to any liabilities incurred by reason of an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Fund.

     (c) VKAC will not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified VKAC in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent). In case any such action is brought against the Indemnified Parties, VKAC will be entitled to participate, at its own expense, in the defense thereof. VKAC also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from VKAC to such party of VKAC's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and VKAC will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof.

  3.5 Duration of Agreement

     (a) This Agreement, unless terminated pursuant to paragraph b or c below or
Section 2.2(c), shall continue in effect through April 30, 1997, and thereafter shall continue in effect from year to year, provided its continued applicability is specifically approved at least annually by the Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In addition, such continuation shall be approved by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the 1940 Act.

     (b) This Agreement may be terminated by sixty (60) days written notice by either VKAC or JOHN GOVETT to the other party. The Agreement may also be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Trustees or, by the vote of a majority of the outstanding voting securities of such Fund), on sixty (60) days written notice to both VKAC and JOHN GOVETT. This Agreement shall automatically terminate in the event of the termination of the investment advisory agreement between VKAC and the Fund.

     (c) This Agreement shall terminate in the event of its assignment. The term "assignment" for this purpose shall have the same meaning set forth in Section 2(a)(4) of the 1940 Act.

     (d) Termination shall be without prejudice to the completion of any transactions which JOHN GOVETT shall have committed to on behalf of the Fund prior to the time of termination. JOHN GOVETT shall not effect and the Fund shall not be entitled to instruct JOHN GOVETT to effect any further transactions on behalf of the Fund subsequent to the time termination takes effect.

     (e) This Agreement shall terminate forthwith by notice in writing on the happening of any of the following events:

          (i) If VKAC or JOHN GOVETT shall go into liquidation (except a voluntary liquidation for the purpose of and followed by a bona fide reconstruction or amalgamation upon terms previously approved in writing by the party not in liquidation) or if a receiver or receiver and manager of any of the assets of any of them is appointed; or

          (ii) If either of the parties hereto shall commit any breach of the provisions hereof and shall not have remedied such breach within 30 days after the service of notice by the party not in breach on the other requiring the same to be remedied.

     (f) On the termination of this Agreement and completion of all matters referred to in the foregoing paragraph (d) JOHN GOVETT shall deliver or cause to be delivered to the Fund copies of all documents, records and books of the Fund required to be maintained pursuant to Rules 31a-1 or 31a-2 of the 1940 Act which are in JOHN GOVETT's possession, power or control and which are valid and in force at the date of termination.

  3.6 Notices

     Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and delivered personally or sent by mail or telecopy (with a hard copy to follow),

     If to JOHN GOVETT, to:
          Shackleton House
          4 Battle Bridge Lane
          London SE1 2HR
          England
          attn: The Hon. Kevin Pakenham

     with a copy to:
          Shackleton House
          4 Battle Bridge Lane
          London SE1 2HR
          England

          attn: Colin Kreidewolf


     If to VKAC, to:
          2800 Post Oak Blvd.
          Houston, TX 77056
          telecopy: (713) 993-4300
          attn: Don Powell

     with a copy to:
          2800 Post Oak Blvd.
          Houston, TX 77056
          telecopy: (713) 993-4317
          attn: Nori L. Gabert, Esq.

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be presumed to have been duly given to the party to which it is addressed, on the date three (3) days after mailing, and in the case of delivery by telecopy, on the date the hard copy is received.

  3.7 IMRO Rules

     As a member of IMRO and in light of IMRO Rules, the Sub-Adviser places on record that it regards this Agreement as not necessitating any ancillary agreement with the Fund or VKAC on the grounds that, within meanings of the IMRO Rules (a) the Fund is a series of an open-ended investment company and a business investor, (b) VKAC is a professional investor and (c) the subject matter of this Agreement is a scheme management activity.

  3.8 Choice of Law

     This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the United States and the State of California.

  3.9 Miscellaneous Provisions

     The execution of this Agreement has been authorized by the Trust's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Trust or the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. A Certificate of Trust in respect of the Trust is on file with the Secretary of State of Delaware.

     IN WITNESS WHEREOF, the Agreement has been executed as of the date first above given.

                         JOHN GOVETT & CO. LIMITED
                         By: ______________________
                         Name: ____________________
                         Its: _____________________

                         VAN KAMPEN AMERICAN CAPITAL
                         ASSET MANAGEMENT, INC.
                         By: ______________________
                         Name: ____________________
                         Its: _____________________

                                                                      APPENDIX F

     The following table indicates the size of each investment company advised or sub-advised by John Govett and the advisory fee rates.

                            NET ASSETS
                                ON            ANNUAL MANAGEMENT FEES
     OTHER FUNDS WITH      DECEMBER 29,       PERCENT OF AVERAGE NET
    SIMILAR OBJECTIVES         1995                   ASSETS
-------------------------- ------------     ---------------------------
Govett International
  Equity Fund(1).......... $ 28,482,834      1.00% of Fund's net assets
Govett Emerging Markets
  Fund(1).................   75,661,822      1.00% of Fund's net assets
Govett Global Income
  Fund(1).................   41,012,649      0.75% of Fund's net assets

---------------

(1) For the fiscal year ended December 31, 1995, John Govett waived a portion of its advisory fees and the VKAC Distributors reimbursed a portion of the total annual operating expenses of the Fund. In addition, John Govett and VKAC Distributors have agreed to reduce their fees, and John Govett has agreed to pay certain Fund operating expenses through at least December 31, 1996 to the extent necessary to limit total annual operating expenses to the lesser of the percentages listed below or the maximum allowed by the most stringent state expense limitation:


        International Equity.....................   2.50%
        Emerging Markets.........................   2.50%
        Global Income............................   1.75%

                                                                      APPENDIX G

                  BROKERAGE COMMISSIONS TO AFFILIATED BROKERS

     Commissions Paid by VKAC Global Equity Fund:

                                      SMITH BARNEY    ROBINSON HUMPHREY
                                      ------------    -----------------
Fiscal Year Ended May 31, 1995......    $3,391.00           $ 154
Fiscal 1995 Percentages:
  Commissions with affiliates to
     total commissions..............         .36%             .02%
  Value of brokerage transactions
     with affiliates to brokerage
     transactions...................         .48%             .48%

VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell and Fernando Sisto, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held in the Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056, on Thursday, March 14, 1996 at 2:00 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on March 14, 1996.


                                        Date: -----------------------------,1996

                                        Please sign this proxy in the box below
                                        exactly as your name appears on the
                                        books of the Fund. Joint owners should
                                        each sign personally. Trustees and
                                        other fiduciaries should indicate the
                                        capacity in which they sign, and
                                        where more than one name appears, a
                                        majority must sign. If a corporation,
                                        this signature should be that of an
                                        authorized officer who should state his
                                        or her title.

                                        ---------------------------------------


                                        ---------------------------------------

            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

            PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment therof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. /x/

                                                FOR       AGAINST      ABSTAIN

1. As to the proposal to approve a new          / /         / /          / /
   investment sub-advisory agreement between
   Van Kampen American Capital Asset
   Management, Inc. and John Govett & Co.
   Limited.

VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT FUND
A SERIES OF VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell and Fernando Sisto, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held in the Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056, on Thursday, March 14, 1996 at 2:00 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on March 14, 1996.


                                        Date: -----------------------------,1996

                                        Please sign this proxy in the box below
                                        exactly as your name appears on the
                                        books of the Fund. Joint owners should
                                        each sign personally. Trustees and
                                        other fiduciaries should indicate the
                                        capacity in which they sign, and
                                        where more than one name appears, a
                                        majority must sign. If a corporation,
                                        this signature should be that of an
                                        authorized officer who should state his
                                        or her title.

                                        ---------------------------------------


                                        ---------------------------------------

            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

            PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment therof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. /x/

                                                FOR       AGAINST      ABSTAIN

1. As to the proposal to approve a new          / /         / /          / /
   investment sub-advisory agreement between
   Van Kampen American Capital Asset
   Management, Inc. and John Govett & Co.
   Limited.

VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND
A SERIES OF VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell and Fernando Sisto, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held in the Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056, on Thursday, March 14, 1996 at 2:00 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on March 14, 1996.


                                        Date: -----------------------------,1996

                                        Please sign this proxy in the box below
                                        exactly as your name appears on the
                                        books of the Fund. Joint owners should
                                        each sign personally. Trustees and
                                        other fiduciaries should indicate the
                                        capacity in which they sign, and
                                        where more than one name appears, a
                                        majority must sign. If a corporation,
                                        this signature should be that of an
                                        authorized officer who should state his
                                        or her title.

                                        ---------------------------------------


                                        ---------------------------------------

            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

            PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment therof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. /x/

                                                FOR       AGAINST      ABSTAIN

1. As to the proposal to approve a new          / /         / /          / /
   investment sub-advisory agreement between
   Van Kampen American Capital Asset
   Management, Inc. and John Govett & Co.
   Limited.

GLOBAL EQUITY FUND
A SERIES OF VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg, Don G. Powell and Fernando Sisto, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held in the Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056, on Thursday, March 14, 1996 at 2:00 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Meeting and Proxy Statement for the Joint Meeting to be held on March 14, 1996.


                                        Date: -----------------------------,1996

                                        Please sign this proxy in the box below
                                        exactly as your name appears on the
                                        books of the Fund. Joint owners should
                                        each sign personally. Trustees and
                                        other fiduciaries should indicate the
                                        capacity in which they sign, and
                                        where more than one name appears, a
                                        majority must sign. If a corporation,
                                        this signature should be that of an
                                        authorized officer who should state his
                                        or her title.

                                        ---------------------------------------


                                        ---------------------------------------

            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

            PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------


If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment therof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. /x/

                                                FOR       AGAINST      ABSTAIN

1. As to the proposal to approve a new          / /         / /          / /
   investment sub-advisory agreement between
   Van Kampen American Capital Asset
   Management, Inc. and John Govett & Co.
   Limited.